                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                           RULE 13e-3 TRANSACTION STATEMENT
            (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                            TRANSCOR WASTE SERVICES, INC.
                                 (Name of the Issuer)

                            TRANSCOR WASTE SERVICES, INC.
                        (Names of Person(s) filing Statement)

                            Common Stock, $.001 par value
                            (Title of Class of Securities)

                                      893629105
                          ----------------------------------
                          (CUSIP Number of Class Securities)

                                 Francis M. Williams
                            TransCor Waste Services, Inc.
                               1502 Second Avenue East
                                 Tampa, Florida 33605
                                    (813) 248-3878
            (Name, Address and Telephone Number of Persons Authorized to
                        receive Notices and Communications on
                         Behalf of Persons Filing Statement)

                                      Copies to:
                                     Robert Copps
                      Nelson Mullins Riley & Scarborough, L.L.P.
                              999 Peachtree Street, N.E.
                            First Union Plaza, Suite 1400
                                Atlanta, Georgia 30309
                                    (404) 873-8528

           This statement is filed in connection with (check the appropriate box):

           a. [ ] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

           b. [ ]The filing of a registration statement under the Securities Act of 1933.

           c.   [ ] A tender offer

           d.   [X] None of the above

      Check the following box if the soliciting materials are preliminary copies. [ ]

                              Calculation of Filing Fee

      -------------------------------------------------------------------------
      Transaction                Amount of Filing Fee
      valuation*

      [To be completed]

      [ ]  Check  box if any part of the fee is offset as provided by Rule 0-11
           (a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           Amount Previously Paid:
           Form or Registration No.:
           Filing Party:

      ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION

      (a) The name of the issuer is TransCor Waste Services, Inc., a Florida corporation ("TransCor" or the "Company"). The principal executive office of the Company is located at 1502 Second Avenue East, Tampa, Florida 33605. The exact title of the class of securities subject to this transaction is the Company's Common Stock, $.001 par value (the "Common Stock").

      (b) As of June 30, 1998, the number of shares of Common Stock outstanding was 4,000,000 and the approximate number of holders of record of such Common Stock was 38. Many of such holders are brokers and other institutions holding shares in "street names" for more than one beneficial owner.

      (c) The Company's Common Stock has been traded on The Nasdaq Stock Market under the symbol "TRCW" since April 21, 1995. The Nasdaq Stock Market consists of two distinct market tiers: The Nasdaq National Market and The Nasdaq SmallCap Market. New quantitative maintenance requirements for continued listing on the Nasdaq Stock Market became effective on February 23, 1998. One of the new rules requires that the Company maintains $5,000,000 in market value of public float. Public float is defined as shares that are not held by officers, directors, or other persons who are beneficial owners of more than 10 percent of the total shares outstanding. As of February 20, 1998, the Company's public float was approximately $1,984,000. As part of Nasdaq's review process, the Company was contacted about voluntarily moving the Company's listing to The Nasdaq SmallCap Market. The Company filed the Nasdaq SmallCap Market Transfer Listing Application on February 23, 1998. On June 10, 1998, the Company's stock was delisted because of its failure to satisfy the market value public float requirement and delinquency in filing its 1997 Form 10-K.

           The following table sets forth, for the periods indicated, high and low sales quotations for the Company's Common Stock as reported by Nasdaq.

                           1996                High          Low
                 ------------------------- ------------  ------------

                 First quarter . . . . . . $      9.000  $      5.250
                 Second quarter  . . . . . $      7.000  $      4.000
                 Third quarter . . . . . . $      5.375  $      3.500
                 Fourth quarter  . . . . . $      6.000  $      3.500

                           1997                High          Low
                 ------------------------- ------------  ------------

                 First quarter . . . . . . $      6.875  $      3.500
                 Second quarter  . . . . . $      4.500  $      3.000
                 Third quarter . . . . . . $      4.125  $      2.875
                 Fourth quarter  . . . . . $      3.750  $      2.125

                           1998                High          Low
                 ------------------------- ------------  ------------

                 First quarter . . . . . . $      2.875  $      1.500

      (d) The Company has never paid any dividends. The Company's lending agreements prohibit the payment of dividends.

      (e) The Company has not made an underwritten public offering of the Common Stock for cash during the past three years.

      (f) Since the commencement of the Company's second full fiscal year preceding the date of this Statement, the Company has not purchased any shares of its Common Stock.

           Since the commencement of the Company's second full fiscal year preceding the date of this Statement, Francis M. Williams has made the following purchases of Common Stock: 54,900 shares during the first quarter of 1998; 24,200 shares during 1997; and 31,525 shares during 1996.

           Since the commencement of the Company's second full fiscal year preceding the date of this Statement, John V. Simon, Jr., a Vice President of the Company, purchased 5,000 shares of the Company's Common Stock during 1997.

      ITEM 2. IDENTITY AND BACKGROUND.

      This Statement is being filed by the Company, a Florida corporation. The Company provides solid waste management services to commercial, industrial, residential and municipal customers in the state of Florida. The principal executive offices of the Company are located at 1502 Second Avenues, East, Tampa, Florida 33605.

      Francis M. Williams, Chairman of the Board, President and Chief Executive Officer of Kimmins, beneficially owns approximately 62 percent of the outstanding Common Stock of Kimmins. Francis M. Williams has been Chairman of the Board of Directors of the Company since November 1992 and President of the Company from July 1, 1994 until July 1996. He has been President and Chairman of the Board of Kimmins Corp. since its inception in 1987. From 1981 to 1988, Mr. Williams was the Chairman of the Board and Chief Executive Officer of Kimmins Corp. and its predecessors and was sole owner of K Management Corp., the former parent company of Kimmins Corp. From June 1981 until January 1988, Mr. Williams was the President and a Director of College Venture Equity Corp., a small business investment company. Mr. Williams has also been a Director of the National Association of Demolition Contractors and a member of the Executive Committee of the Tampa Bay International Trade Council.

      Norman S. Dominiak has been the Treasurer and Vice President of the Company since May 1995 and its Chief Financial Officer since January 1994. Mr. Dominiak has also been Vice President of Kimmins Corp. since March 1995 and Chief Financial Officer of Kimmins Corp. since January 1994. Mr. Dominiak served as controller of ThermoCor Kimmins, Inc., a subsidiary of Kimmins Corp., from October 1990 until January 1994. From May 1988 until September 1991, Mr. Dominiak served as Senior Vice President of Creative Edge, a company engaged in the manufacturing and distribution of educational products. From October 1982 until April 1988, Mr. Dominiak served as Senior Vice President of Cecos Environmental Services, Inc., a company engaged in treatment, transportation, and disposal of hazardous waste. From 1965 until 1982, Mr. Dominiak was employed in various financial capacities for the Carborundum Company.

      Joseph M. Williams has been President and Chief Executive Officer of the Company since September 1997, Secretary of the Company since November 1992, and Treasurer from November 1992 until May 1995. Mr. Williams has served as Secretary of Kimmins Corp. since June 1988. Since November 18, 1991, Mr. Williams has also served as President and has been a Director of Cumberland Technologies, Inc., a holding company whose wholly-owned subsidiaries provide reinsurance for specialty sureties and performance and payment bonds. Since June 1986, Mr. Williams has served as President and Vice President and has been a Director of Cumberland Real Estate Holdings, Inc., a company specializing in property management. Mr. Williams has been employed by Kimmins Corp. and its subsidiaries in various capacities since January 1984. From January 1982 to December 1983, he was the managing partner of Williams and Grana, a firm engaged in public accounting. From January 1978 to December 1981, Mr. Williams was employed as a senior tax accountant with Price Waterhouse & Co. Joseph M. Williams is the nephew of Francis M. Williams.

      R. Donald Finn has been a Director of the Company since November 1992. For more than the last five years, Mr. Finn has been a partner in the Law Firm of Gibson, McAskill & Crosby located in Buffalo, New York, where Mr. Finn has practiced law for more than the last 25 years.

      Barry W. Ridings has been a Director of the Company since November 1992. For more than the past five years, Mr. Ridings has been a managing director of the investment banking firm, Alex, Brown & Sons, Inc. Mr. Ridings is currently a Director of Norex America, Inc., SubMicron Systems, Inc., Noodle Kidoodle, Inc., New Valley Corp., Search Capital Group, Inc., and Telemundo Group, Inc.

      Michael D. O'Brien has been employed by the Company (including its predecessor) as Vice President since October 1992 and as a Director since March 1998. From June 1987 to October 1992, Mr. O'Brien has served as the Regional Manager of the Northeast Region of Kimmins Industrial Service Corp., a wholly-owned subsidiary of Kimmins. From July 1983 to June 1987, Mr. O'Brien served as Vice President of Jordan Foster Scrap Corporation in Buffalo, New York, a company specializing in demolition and preparation of scrap for sale.

      Edward A. Mackowiak has been a Director of the Company since March 1998. Mr. Mackowiak has been President of Qualex Consulting Group, Inc., since November 1994. Mr. Mackowiak was employed by Kimmins Corp. as Vice President from February 1993 until March 1995. Mr. Mackowiak was employed by Kimmins Contracting Corp. as General Manager from 1989 until February 1993. From September 1987 to January 1989, Mr. Mackowiak was Vice President of Ficon Corp., a wholly-owned holding company of Fischbach Corporation, and was responsible for the administration and support of eight subsidiary construction companies. From 1974 until September 1987, Mr. Mackowiak was employed by M.C.I. Construction, Inc., a general contractor for industrial and commercial projects, ultimately serving as its President. M.C.I. Constructors, Inc., was purchased by Fischbach Corporation in July 1987.

      During the past five years, none of the above-mentioned individuals or entities have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws. Each of the above-mentioned individuals is a citizen of the United States.

      ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

      (a)(1) Since the commencement of the Company's second full fiscal year preceding the date of this Statement, transactions have occurred between Kimmins Corp., its officers and directors, on the one hand, and the Company, on the other hand, in an amount exceeding 1 percent of the Company's consolidated revenues in any such fiscal year or partial fiscal year as follows:

                                                    1996           1997
                                                ------------- -------------

                Management services . . . . . . $    671,000  $  1,315,000
                Subcontracted labor . . . . . .            0     3,418,000
                Equipment rental  . . . . . . .    2,103,000     2,573,000
                Insurance reimbursements  . . .      849,000     1,205,000
                Collections on advances . . . .      369,000     4,385,000

      (a)(2) Since the Company's second full fiscal year preceding the date of this Statement, the only contacts, negotiations or transactions entered into or occurring between Kimmins Corp., and its officers and directors, on the one hand, and the Company, on the other hand, concerning a merger, consolidation or acquisition, some tenders offer for or other acquisition of securities of any class of the Company, an election of directors of the Company, or a sale or other transfer of a material amount of assets of the Company or any of its subsidiaries were as follows: From January 1997 to June 1997, management of the Company and of Kimmins Corp. discussed merging the two companies in order to facilitate the separation of the two principal business lines: specialty contracting services and solid waste management services. On October 9, 1997, Kimmins Corp. submitted a proposal (the "Proposal") to the Company's Board of Directors regarding a stock-for-stock merger. The Proposal provided for a fixed price of $4.00 per share of TransCor, to be payable by Kimmins Corp. in the form of Kimmins Corp. Common Stock valued at its average New York Stock Exchange trading price for the month of November 1997, provided that the Kimmins Common Stock would not be valued at not less than $5.50 per share. If the proposed plan of a merger had been approved by TransCor's Board of Directors, it would have required approval by a majority of disinterested shareholders.

           In November 1997 the Company provided certain historical and projected financial information to its financial advisors, Kendrick, Pierce & Co., Inc. (the "Financial Advisor") for the purpose of studying such data and making recommendations as to the Company's current value for the purpose of assessing a recently received bid from Kimmins Corp. of a $4 per share merger. Based on a full review of financial alternatives and an analysis of such projections (furnished in summary form in response to Item 9 of this Statement), the Company's Board of Directors did not accept Kimmins Corp.'s offer. After failure to agree on a merger price, Kimmins Corp. withdrew its offer in December 1997.

      (b) Since the commencement of the Company's second full fiscal year preceding the date of this Statement, there have not been any contacts or negotiations between (i) any affiliates of the Company, or (ii) the Company or any of its affiliates, on the one hand, and any other person, on the other hand, concerning a merger, consolidation or acquisition, a tender offer for or other acquisition of securities of any class of the Company, an election of directors of the Company or a sale or other transfer of a material amount of assets of the Company or any of its subsidiaries except as follows: In November 1997, the Company, in response to a merger offer from Kimmins Corp., solicited bids from outside, independent parties in an attempt to maximize shareholder value. The Company had an outstanding offer from Kimmins Corp. to merge into Kimmins Corp. in a stock-for-stock transaction at $4.00 per share. The Company wanted to determine its current value with outside parties and solicited bids from certain competitors to establish whether interest existed in the solid waste market for the Company as a merger or takeover candidate. At that time, none of the competitors expressed an interest in acquiring the Company.

      ITEM 4. TERMS OF THE TRANSACTION

      (a) On July 15, 1998, the Board of Directors of the Company authorized the purchase of up to 250,000 shares of the Company's Common Stock through open market purchases (the "Market Purchases"), subject to the filing and dissemination of this Statement in accordance with Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the expiration of thirty (30) days from the date of such filing prior to the commencement of any such purchases pursuant to the requirements of such rule. The Company intends to conduct such purchases in compliance with Rule 10b-18 of the 1934 Act, which requirements include the following:

           The following is a summary of the Rule 10b-18 limitations.

           I.   OPEN MARKET PURCHASES (NOT INVOLVING A "BLOCK")

                A. Nasdaq Listed Securities

                Broker - Bids and purchases may be made from or through only one broker or dealer on any one day, except for purchases not solicited by or on behalf of the issuer.

                Time - No bid or purchase may be made until after the opening Nasdaq transaction. No bid or purchase may be made during the last half hour of trading on Nasdaq. In addition, no bid or purchase may be made during the last half hour of last sale reporting.

                Price - No bid or purchase may be made above the highest current independent bid or last independent sale reported on Nasdaq, whichever is higher, plus a commission paid to a broker or mark-up paid to a dealer.

                Volume - Purchases each day cannot exceed 25 percent of the average daily composite volume in the four calendar weeks preceding the current week. At a minimum, however, an issuer may purchase 100 shares a day. The calculation of average trading volume requires the exclusion of any "blocks," but permits inclusion of daily non-block purchases. Rule 10b-18 permits the inclusion of the aggregate reported volume on all exchanges, regardless of the exchange utilized for the purchase.

                B. OTC Traded Securities

                If the Company's Common Stock ceases to be listed on the Nasdaq SmallCap Market but remains eligible to be quoted on the Nasdaq over-the-counter ("OTC") list, the following limits will apply. See "Item 7 - The Effects on Nasdaq Listing."

                Broker - The requirements are the same as for Nasdaq securities. Bids or purchases may be made from or through only one broker or dealer on any one day. An exception is made for purchases not solicited by or on behalf of the issuer. Thus, purchases may be made from more than one dealer, if the dealer is not directly or indirectly purchasing on behalf of the issuer.

                Time - No bid or purchase may be made until after a current independent bid is reported in the Nasdaq system.

                Price - Bids may not be above lowest current independent offer inclusive of remuneration aid to a broker or dealer.

                Amount - Purchases each day cannot exceed 25 percent of average daily volume during four preceding calendar weeks. At a minimum, however, an issuer may purchase 100 shares per day.

           II.  BLOCK PURCHASES

                In addition to the regular daily amount, an issuer may purchase "blocks" in the market. Broker-dealers may not accumulate or sell short to "create" a block.

                A. Block Test - A single purchase qualifies as a block by meeting either the volume test or the price test.

                Volume Test - A purchase qualifies as a block if it involves a number of shares equal to at least 150 percent of the average daily trading volume during the preceding four calendar weeks, as long as the amount is at least 2,000 shares (if OTC and non-Nasdaq, at least 20 round lots and 1/10th of 1 percent (.001) of the outstanding shares, exclusive of shares owned by affiliates).

                Price Test: A purchase qualifies as a block if the total price paid is at least (1) $200,000 or (2) 5,000 shares and a price of at least $50,000.

                B. Price - Same requirements as for purchases in less than block size.

           The Company will endeavor to limit such Market Purchases so as to continue to comply with the listing requirements for trading of the shares of Common Stock in The Nasdaq Stock Market. See "Purpose(s), Alternatives, Reasons and Effects." While the Company currently has no plans, proposals or arrangements which would result in a merger, reorganization or liquidation of the Company, Kimmins Corp, the Company's parent company, previously sought to reach an agreement to acquire the shares of Company Common Stock not owned by Kimmins Corp. in a stock-for-stock merger as described under "Past Contacts, Transactions or Negotiations" Kimmins Corp. continues to believe such a merger or other transaction resulting in Kimmins Corp. owning all of the shares of Common Stock of the Company (a "Second Step Transaction") would be in the best interest of the respective shareholders of Kimmins Corp. and the Company. As there currently exists no plan or arrangement for any such Second Step Transaction, the terms of any such transaction have not been established; however, Kimmins Corp. anticipates that the price per share of Common Stock for any such Second Step Transaction would be higher than the closing sale price of $2.50 per share for the Common Stock as reported by The Nasdaq Stock Market for July 15, 1998. Kimmins Corp. had proposed a price of $4.00 per share of Company Common Stock in its proposal to the Company's Board of Directors for a stock-for-stock merger with Kimmins Corp.

           The Company is not committing to purchase any minimum number of shares of Common Stock or spend any minimum amount of funds for purchases of such shares of Common Stock in connection with any Market Purchases, and the Company may discontinue its plan for the Market Purchases or cease Market Purchases at any time.

      (b) To the extent that this Statement or the consummation of Market Purchases has the effect of raising the value of shares of Common Stock, Kimmins Corp. and its affiliates will benefit from such increase in value commensurate with the benefit to other shareholders of the Company. In the event of the consummation of a Second Step Transaction, the ownership of shares of Common Stock by shareholders in the Company other than Kimmins Corp. would be terminated for a consideration to be set at such time, if any, as such Second Step Transaction is negotiated or concluded.

      ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE

      As disclosed in the filing of the 1997 Form 10-K, in June 1998 the Company sold all of its operating assets that were related to its Jacksonville facility and certain business lines of its Miami operations. The Company continues to evaluate its remaining operating assets, which may result in additional sales of operating assets in the future.

      Other than described above, the Company currently has no plans or proposals relative to, and to the knowledge of TransCor, Kimmins Corp. has no plans or proposals relative to any merger, reorganization or liquidation of the Company, a sale or transfer of a material amount of assets of the Company, a change in the present Board of Directors or management of the Company, any material change in the dividend rate or policy or indebtedness or capitalization of TransCor, any other material change in TransCor's corporate structure, causing the Common Stock of the Company to become eligible for termination of registration pursuant to
      Section 12(g)(4) of the 1934 Act or cause the Company's obligations to file a report under the 1934 Act to be suspended, except as elsewhere described in this Statement.

      The Company has two objectives in planning to make the Market Purchases. First, the Company believes that the trading price for shares of Common Stock currently undervalues such shares and that this Statement or the Market Purchases may cause the value of such shares to increase. The Market Purchases could cause the Common Stock of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the 1934 Act by causing the number of record holders of the Common Stock to fall below 300, or otherwise make the Common Stock ineligible for trading on The Nasdaq Stock Market. See "Purpose(s) Alternatives, Reasons and Effects." According to information obtained from the Company, as of June 30, 1998, there were approximately 38 holders of record of the Common Stock. The Company, therefore, believes that it would be able to acquire an additional 250,000 shares of Common Stock and thereby own in excess of 80 percent of the outstanding Common Stock of the Company without causing the number of record shareholders of the Company Common Stock to approach 300.

      Although there are no current plans for a Second Step Transaction, it is anticipated that at least a component of such transaction would include a merger pursuant to which all owners of Common Stock, except Kimmins Corp., would cease to own such Common Stock for a consideration to be determined in connection with the approval of such Second Step Transaction. As a result of such Second Step Transaction, it is further expected that the composition of the Board of Directors of the Company would be modified by the removal of the independent directors of the Company. Such Second Step Transaction would also result in a termination of the Company's obligations to file reports under the 1934 Act and a termination of registration of the Common Stock under the 1934 Act.

      ITEM 6. SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION

      (a) The estimated cost of the Market Purchases is $625,000 (based on the average of the high and low sales price on Nasdaq of $2.50 on July 15, 1998), which will be paid by the Company from cash on hand. The estimated cost of a Second Step Transaction, if consummated, is not known. A portion of the Second Step Transaction cost may be paid by issuing Common Stock of Kimmins Corp.. Otherwise the Second Step Transaction cost will be paid by Kimmins Corp. from cash on hand or financing which may need to be secured.

      (b) The estimated expenses of the Market Purchases are set forth below. All of such fees would be payable by the Company.

               Bank Commitment Fees  . . . . .  $            N/A
               Legal Fees  . . . . . . . . . .            10,000
               Accounting Fees . . . . . . . .               N/A
               Commission Filing Fees  . . . .               N/A
               Printing and Mailing Expenses .               N/A
               Depositary Fees . . . . . . . .               N/A
               Information Agent Fees  . . . .               N/A
               Miscellaneous . . . . . . . . .             6,250
                                                ----------------
                    Total  . . . . . . . . . .  $         16,250
                                                ================

      ITEM 7. PURPOSE OF THE TRANSACTION AND ALTERNATIVES

      (a) The Company has two purposes for the Market Purchases. First the Company believes the price at which shares of Common Stock are traded is undervalued.

           While the Company currently has no plan, proposal or arrangement to engage in the Second Step Transaction, the ultimate purpose of the Second Step Transaction would be to acquire all of the Common Stock of the Company and thereby reduce the expenses of the Company in complying with the requirements of the 1934 Act and requirements for listing of the Common Stock on The Nasdaq Stock Market. At an appropriate price per share of Common Stock, the Company believes that such a transaction would be in the best interest of the shareholders of each of Kimmins Corp. and the Company.

      (b) As described under "Past Contacts, Transactions or Negotiations" of this Statement, Kimmins Corp. previously proposed to the Board of Directors of the Company that a Special Committee of the Company's Board of Directors submit to the Company shareholders a proposal to merge the Company with Kimmins Corp. in a transaction pursuant to which the shareholders of the Company would receive $4.00 in value of Kimmins Corp.'s Common Stock for each share of the Company's Common Stock. The Special Committee of the Board of Directors of the Company, comprised of Messrs. Ridings and Finn, rejected such offer based on price and negotiations relative to such transaction have accordingly terminated. Kimmins Corp. believed that such a stock-for-stock merger would constitute the most appropriate structure for such a business

           combination transaction as it would allow the shareholders of the Company to avoid or reduce tax expenses related to the conversion of the Company's Common Stock into Kimmins Corp.'s Common Stock, avoid brokerage expenses for such conversion and allow shareholders of the Company who desire to continue their investment to continue to do so through the ownership of equity in the combined company resulting from such merger transaction.

           The Company also considered alternative structures for such transaction but rejected such alternative structures as such alternatives either would not be as beneficial to the Company's shareholders or would require the same approval by shareholders of the Company as required in the aforementioned stock-for-stock merger structure. Requiring shareholders of the Company to receive cash in exchange for their Common Stock would cause such shareholders to incur  taxes  as  a result  of  such  transaction  and prevent  such shareholders from having the opportunity to participate in the growth potential of a continued investment in the Company's business without incurring brokerage commissions for the purchase of shares of Kimmins Corp.'s Common Stock. In addition, by reason of that certain Affiliate Transaction Agreement dated as of March 25, 1993, between the Company and Kimmins Corp., any merger between the
           Company and Kimmins Corp. would require the approval of the disinterested members of the Board of Directors of the Company and the approval of no less than a majority of the Common Stock of the Company owned by the Company's shareholders who are not affiliates of the Company. Accordingly, in the event Kimmins Corp. made an offer to exchange shares of the Company's Common Stock for a specified number of shares of Kimmins Corp.'s Common Stock, Kimmins Corp. would remain unable to effectively acquire 100 percent of the shares of the Company's Common Stock absent obtaining the approval of a majority of the Common Stock of the Company owned by shareholders who are not affiliates of the Company.

      (c) For the reasons described above, Kimmins Corp. withdrew its offer to proceed with the stock-for-stock merger, and the Company decided that it would be in the best interest of the shareholders of the Company to proceed with the Market Purchases, while reserving the possibility of ultimately engaging in a Second Step Transaction for which the Company currently has no arrangements, proposals or plans.

      (d) In addition to potentially raising the value of shares of the Common Stock, the Market Purchases or, if consummated, the Second Step Transaction, or both, may potentially have certain effects relative to the continued listing of the shares of Common Stock for trading on The Nasdaq Stock Market, 1934 Act registration and certain federal income tax consequences.

           The Effects on Nasdaq Listing. The purchase of the shares of Common Stock as a result of the Market Purchases will reduce the number of shares of Common Stock that might otherwise trade publicly and could reduce the number of holders of Common Stock, which could adversely affect the liquidity and market value of the remaining Common Stock held by the public. Depending upon the number of shares of Common Stock purchased pursuant to the Market Purchases, the Common Stock may no longer meet the standards for continued inclusion in the Nasdaq Small Cap Market, which require that an issuer have at least 500,000 publicly held shares with a market value of at least $1,000,000, held by at least 400 shareholders or 300 shareholders of round lots. If these standards are not met, the Common Stock might nevertheless continue to be quoted in the over-the-counter "additional list" or in one of the "local lists," but if the number of holders of the Common Stock falls below 300, or if the number of publicly held shares of Common Stock falls below 100,000 or there are not at least two registered and active market makers for the Common Stock, the Common Stock would no longer be "qualified" for Nasdaq reporting and Nasdaq would cease to provide any quotations. Shares held directly or indirectly by directors, officers or beneficial owners of more than 10 percent of the Common Stock (which would include Kimmins Corp.) are not considered as being publicly held for this purpose. If the Common Stock is no longer eligible for Nasdaq quotation, quotations might still be available from other sources. The extent of the public market for the Shares and the availability of quotations would, however, depend on the remaining number of holders of Common Stock, the interest of securities firms in maintaining a market in the Common Stock, the possible termination of registration under the 1934 Act, as described below, and other factors. According to the Company, as of June 30, 1998, there were approximately 38 holders of record of Common Stock and approximately 450 beneficial owners of Common Stock and as of July 1, 1998, there were 4,000,000 shares of Common Stock outstanding, of which 2,950,000 were owned by Kimmins Corp.

           The  Effect  on  the 1934  Act  Registration.  The  Common Stock  is
           currently registered under  the 1934 Act.  That registration may  be terminated  upon application  of the  Company to the  Securities and
           Exchange Commission if the Common Stock is not listed on  a national securities  exchange or quoted on Nasdaq or there are fewer than 300 record holders of the Common Stock. The termination  of registration of  the Common Stock under  the 1934 Act  would substantially reduce the information required to  be furnished by the Company  to holders of  Common  Stock  and to  the  Commission  and  would make  certain provisions  of the 1934 Act, such as the short-swing profit recovery provisions  of Section  16(b) of  the 1934  Act, the  requirement of furnishing  a  proxy  statement  in  connection  with  shareholders'
           meetings  pursuant to  Section  14(a)  of  the  1934  Act,  and  the requirements  of Rule  13e-3  under the  1934  Act with  respect  to
           "going-private" transactions,  no longer applicable to  the Company.
           In  addition,  "affiliates"  of  the  Company  and  persons  holding
           "restricted securities"  of  the  Company may  be  deprived  of  the ability  to dispose of those  securities pursuant to  Rule 144 under the  Securities Act. If registration  of the Common  Stock under the
           1934  Act were  terminated,  the Common  Stock  would no  longer  be eligible for quotation on Nasdaq. If the registration of the Common

           Stock under the 1934 Act is terminated before shareholder action is taken regarding any Second Step Transaction, then (i) if the Second Step Transaction requires a solicitation of proxies, the proxy solicitation materials will not be subject to the Commission's proxy rules, and (ii) if no solicitation of proxies is necessary, the Company will not be subject to a requirement of the Commission's proxy rules that it distribute an Information Statement which complies with those rules before the any Second Step Transaction takes place.

           Certain Federal Income Tax Consequences. The following summary is a general discussion of certain of the expected Federal income tax consequences of the Market Purchases. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), and published regulations, rulings and judicial decisions in effect at the date of this Statement, all of which are subject to change. The summary does not discuss all aspects of Federal income taxation that may be relevant to a particular holder in light of his or her personal circumstances or to certain types of holders subject to special treatment under the Federal income tax laws, such as life insurance companies, financial institutions, tax-exempt organizations and non-U.S. persons. The following summary may not be applicable with respect to shares of Common Stock acquired through exercise of employee stock options or otherwise as compensation. It also does not discuss any aspects of state or local tax laws or of tax laws of jurisdictions outside the United States of America.

           THE DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH BELOW IS FOR GENERAL INFORMATION ONLY. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE SALE OF THEIR SHARES, INCLUDING THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS AND POSSIBLE CHANGES IN TAX LAWS.

           Sales of shares of Common Stock in response to the Market Purchases will be taxable transactions for Federal income tax purposes, and may also be taxable transactions under applicable state, local, foreign and other tax laws. For Federal income tax purposes, a selling shareholder will generally recognize a gain or loss equal to the difference between the amount of cash received by the shareholder upon sale of the shares and the aggregate tax basis in the shares which are sold. Under present law, gain or loss will be calculated separately for each block of shares tendered and purchased pursuant to the Market Purchases.

           If shares of Common Stock are held by a tendering shareholder as capital assets, gain or loss recognized by the tendering shareholder will be capital gain or loss, which will be long-term capital gain or loss if the tendering shareholder's holding period for the shares exceeds one year. Long-term capital gains recognized by a tendering individual shareholder will generally be taxed at a maximum Federal marginal tax rate of 28 percent as to Shares held between 12 and 18 months and 20 percent as to shares held more than 18 months. Long-term capital gains recognized by a corporate shareholder will be taxed at a maximum Federal marginal tax rate of 35 percent.

           A shareholder (other than certain exempt shareholders, including all corporations and certain foreign individuals) who sells shares of Common Stock may be subject to 31 percent backup withholding unless the shareholder provides its taxpayer identification number ("TIN") and certifies that the TIN is correct or properly certifies that it is awaiting a TIN. A shareholder that does not furnish its TIN also may be subject to a penalty imposed by the IRS.

           If backup withholding applies to a shareholder, the broker executing the sale is required to withhold 31 percent from each payment to that shareholder. Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

           The federal income tax consequences of any Second Step Transaction cannot be evaluated until such time, if any, as the structure of the Second Step Transaction is agreed upon and the facts and circumstances  surrounding  such  structure  are known.  The  Market
           Purchases could adversely affect certain requirements to avoid federal income taxation of the Second Step Transaction which might otherwise qualify as a reorganization for federal income tax purposes under Section 368(a) of the Code.

      ITEM 8. FAIRNESS OF THE TRANSACTION

      (a) The Company believes that the closing sale price of the Company's Common Stock as reported by The Nasdaq Stock Market for July 15, 1998 of $2.50 per share undervalues the the Company's Common Stock. Based in part on such belief, the Company has determined to adopt a plan to effect the Market Purchases. See "Terms of the Transaction." Insofar as the market has all material information available to make an informed decision relative to the value of the Company's Common Stock and because the decision to sell the Company's shares which may result in Market Purchases is entirely discretionary to the Company's Shareholders, assuming that the market adequately factors such information into the trading price of the Company's Common Stock, then the market purchases would theoretically be fair to the unaffiliated security holders of the Company. Insofar as within the control or knowledge of the Company, the Company intends that it will not make any Market Purchases at such time as Kimmins Corp. is aware that

           material non-public information exists with respect to the Company. For these purposes, the Company will limit its market purchases to window periods beginning two days after announcement of quarterly operating results and ending ten days prior to the end of any fiscal quarter of the Company.

           The Company is unable to form a belief as to whether or not any Second Step Transaction is fair or unfair to unaffiliated security holders as no plan, proposal or arrangement exists with respect to any such transaction.

           The possibility exists that a Second Step Transaction, if one should occur, could value the Common Stock at a price which is higher than trading prices for such Common Stock at which Market Purchases are affected.

      (b) By virtue of the Affiliate Transaction Agreement, any Second Step Transaction would be anticipated to require the approval of not less than the majority of the shares of the Company's Common Stock owned by the Company's shareholders who are not affiliates of the Company. See "Purpose(s), Alternatives, Reasons and Effects."

      (c) In connection with prior merger negotiations between Kimmins Corp. and a Special Committee of the Company's Board of Directors, such Special Committee retained the Financial Advisor to assist it in connection with evaluating the Kimmins Corp. proposal by preparing a report concerning the fairness of such transaction. See "Reports, Opinions, Appraisals and Certain Negotiations." As there are currently no proposals, plans, or arrangements for a Second Step Transaction, no such representative or advisor is currently retained by such Special Committee of the Board of Directors of TransCor.

      (d) As there is currently no proposal, plan, or arrangement for a Second Step Transaction, there is no approval by any of the Board of Directors of TransCor relative to any such transaction. As described under "Past Contacts, Transactions or Negotiations," a majority of the directors of the Company who are not employees of the Company did not approve the prior merger proposal of Kimmins Corp.

      (e)  There were no third party offers to acquire the Company.

      ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS

      (a) No report, opinion or appraisal from any outside party has been obtained by the Company relating to the Market Purchases or the Second Step Transaction. However, the Company retained the Financial Advisor to assess the valuation of the Company's Common Stock in connection with the Proposal. The Financial Advisor provided a preliminary analysis to the effect that the value of all the Company's Common Stock sold in a single transaction would be approximately $5 per share. The Financial Advisor, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, private placements,

           and valuations for estate, corporate and other purposes. Since negotiations between Kimmins Corp. and the Company, terminated, a final report was not required. In addition, the Company provided Kimmins Corp. with copies of its financial projections which were also provided to the Financial Advisor. These projections indicated that the Company would return to profitability in the second quarter of 1998, and that the net income of the Company would be $780,000 for 1998 and $1,320,000 for 1999. The Financial Advisor's
           conclusions resulting from the projections were never formally presented to the Company.

      (b)  No report was completed.

      (c)  No report was completed.

      ITEM 10. INTERESTS IN SECURITIES OF THE ISSUER

      (a) The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of December 31, 1997, by (i) each person known by the Company to be the owner of more than 5 percent of the outstanding shares of Common Stock, (ii) each of the executive officers of the Company and Kimmins Corp., (iii) each director of the Company and Kimmins Corp., and (iv) all executive officers and directors of the Company and Kimmins Corp. as a group:

                                           Amount and       Percentage of
                                           Nature of         Outstanding
                Name and Address           Beneficial       Shares Owned
               of Beneficial Owner       Ownership (1)           (1)
            ------------------------- -----------------    --------------

            Kimmins Corp.
            1501 Second Avenue, East
            Tampa, FL  33605  . . . . 2,950,000 (2)(3)              72.8%

            Francis M. Williams
            1501 Second Avenue, East
            Tampa, FL  33605  . . . . 3,261,200 (2)(3)(4)           80.4%

            Joseph M. Williams
            1501 Second Avenue, East
            Tampa, FL  33605  . . . .    23,000 (5)                *

            John V. Simon, Jr.  . . .    31,000 (8)                *

            Barry W. Ridings  . . . .    22,000 (6)                *

            R. Donald Finn  . . . . .     7,000 (7)                *

            Michael D. O'Brien  . . .    19,400 (8)                *

            All officers and                    (2)(3)(4)
            directors of TransCor     3,376,800 (5)(6)(7)           83.3%
               as a group (7 persons)           (8)
            -------------------------
            *  Less than 1 percent

      (1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty days upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants held by such person (but not those held by any other person), which are exercisable within sixty days, have been exercised.

      (2) Represents 2,950,000 shares of Common Stock owned of record and beneficially by Kimmins Corp. Kimmins Corp. has sole voting and investment power with respect to all shares of Common Stock beneficially owned by it. Mr. Francis M. Williams, the Company's Chairman, beneficially owns approximately 61.5 percent of the total voting shares of Kimmins Corp. and, accordingly, controls Kimmins Corp.. As of March 13, 1998, all executive officers and directors of the Company as a group, including Mr. Francis M. Williams, beneficially own an aggregate of approximately 67.2 percent of the voting shares of Kimmins Corp.

      (3)  Excludes 400,652 shares  issuable upon the conversion of the Kimmins
           Corp.  Note.    See  Item 13,  "Certain  Relationships  and  Related
           Transactions."

      (4) Includes 100,000 shares that Mr. Francis M. Williams acquired upon the consummation of the Company's initial public offering during March 1993; 197,200 shares owned directly by Mr. Francis M. Williams; 6,000 shares owned by Mr. Williams' wife; and 8,000 shares owned by Mr. Williams' children.

      (5) Represents 23,000 shares that may be purchased by Mr. Joseph M. Williams pursuant to immediately exercisable options. Does not include 32,000 shares issuable to him upon exercise of options vesting at various times commencing in October 1998.

      (6) Includes 15,000 shares owned by Mr. Ridings, and 7,000 shares that may be purchased by Mr. Ridings pursuant to immediately exercisable options. Does not include 13,000 shares issuable to him upon exercise of options vesting at various times commencing in October 1998.

      (7) Represents 7,000 shares that may be purchased by Mr. Finn pursuant to immediately exercisable options. Does not include 13,000 shares issuable to him upon exercise of options vesting at various times commencing in October 1998.

      (8) Includes 5,000 shares owned by Mr. Simon and 26,000 shares that may be purchased by Mr. Simon pursuant to immediately exercisable options. Does not include 9,000 shares issuable to him upon exercise of options vesting at various times commencing in October 1998. Also includes 24,600 shares and 8,000 shares that may be purchased by Mr. O'Brien and Mr. Dominiak pursuant to immediately exercisable options.

      ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO 'THE ISSUER'S SECURITIES

      The  following   is  a   description  of   contracts,  arrangements   and
      relationships between Kimmins Corp. and the Company, which involve or may affect the securities of the Company.

      Since its inception, the Company has entered into various transactions with Kimmins Corp. and companies affiliated through common ownership with Kimmins Corp. To date, the Company has been substantially dependent on Kimmins Corp. for various management, administrative, and financial services; and Kimmins Corp. has charged the Company a monthly fee based on the gross annual revenue of the Company for such services. For the years ended December 31, 1995, 1996, and 1997, Kimmins Corp. billed the Company an aggregate of approximately $617,000, $671,000, and $1,315,000, respectively, for such services. As of March 25, 1993, Kimmins Corp. and the Company formalized this arrangement by executing a Management Services Agreement. The agreement provides that Kimmins Corp. will continue to provide various administrative services for the Company and that Francis M. Williams (President, Chairman of the Board, and Chief Executive Officer of Kimmins Corp.), Norman S. Dominiak (Chief Financial Officer and Treasurer), Joseph M. Williams (Secretary of Kimmins Corp.), and John V. Simon, Jr. (President of Kimmins Contracting Corp.) will render management services to or on behalf of the Company. Under the agreement, the Company has appointed Francis M. Williams, Norman S. Dominiak, Joseph M. Williams, and John V. Simon, Jr., as Chairman of the Board, Treasurer, President and Secretary, and Vice President, respectively, of the Company. Pursuant to the agreement, the Company will continue to pay Kimmins Corp. an annual fee, payable monthly, equal to the lower of actual costs of such services or 3.0 percent for 1997 and
      1.5 percent for 1996 of the Company's gross revenue. This agreement may be extended upon agreement of both parties, and the Company may terminate the agreement, at will, upon thirty days prior written notice to Kimmins Corp.

      Effective July 1, 1997, employees associated with the Company's demolition contract services unit were transferred to Kimmins Contracting Corp. ("KCC"), a wholly-owned subsidiary of Kimmins Corp. for administrative and accounting purposes. As a result, contracting services previously performed by employees of the Company were subcontracted to KCC. For the year ended December 31, 1997, the Company subcontracted $3,417,574 with KCC. In addition, the Company rents equipment from KCC for use in performing demolition contracts. The Company incurred approximately $670,000, $2,103,000 and $2,573,000 in equipment rental charges with KCC for the years ended December 31, 1995, 1996 and 1997, respectively.

      As of December 31, 1997, the amount of the Company's total outstanding indebtedness to Kimmins Corp. was $2,003,258 that had been consolidated into the Kimmins Corp. Note, which is due and payable on December 1, 2003, with interest accruing at 1 percent per annum in excess of the stated prime rate established by NationsBank of Florida. Until December 1, 2003, the Kimmins Corp. Note may be converted, at the option of Kimmins Corp., into shares of the Company's Common Stock at an initial conversion price of $5.00 per share, subject to adjustment, in the event and anytime after the closing sale price of the Company's Common Stock is $9.00 or more for twenty consecutive trading days. Kimmins Corp. has one demand registration right during the period from March 25, 1994, until December 1, 2003, with respect to any shares of Common Stock issuable upon such conversion. The Kimmins Corp. Note is subordinated to all senior indebtedness of the Company. Payments of principal and interest are based on certain net

      income levels of the Company. No payments of principal or interest are required prior to the maturity date in 2003 unless the Company earns in excess of $1,500,000 earnings before interest and taxes.

      In March 1990, the Company, along with Kimmins Corp. and other subsidiaries of Kimmins Corp., guaranteed all obligations under a loan by Fleet Bank, formerly known as Norstar Bank, to the trustees for the Kimmins Employee Stock Ownership Plan ("ESOP"). The proceeds of such loan were used to acquire shares of the Common Stock of Kimmins Corp. for the creation of the ESOP in which the Company's employees participate. This loan was refinanced during December 1995 with SouthTrust Bank of Alabama, N.A., under similar terms of the original loan. As of December 31, 1997, $1,440,000 of such indebtedness remained outstanding.

      On November 12, 1992, the Company and Kimmins Corp. entered into an agreement for the proportional sharing of employee benefit costs, pursuant to which the Company's employees are entitled to participate in all of Kimmins Corp.' employee benefit plans, and the Company is required to contribute its pro rata share of the costs of such plans, calculated according to formula contained in the agreement. The agreement may be terminated by either party anytime upon 180 days prior written notice. Pursuant to the agreement, Kimmins Corp. and the Company have agreed to indemnify each other against any loss, liability, claim, damage, or expense incurred by the failure by either party to comply with the terms of the agreement.

      The Company is an insured or co-insured with other Kimmins Corp. entities on various insurance policies of the Company or Kimmins Corp. The Company pays its allocable share of the cost of such policies based on a combination of revenues, payroll, assets, and incurred losses as a percentage of the combined total of such items of all insured parties, as appropriate for each particular insurance policy or coverage. For the years ended December 31, 1995, 1996 or 1997, the Company paid Kimmins Corp. approximately $811,000, $849,000, and $1,205,000, respectively. The Company pays directly for any coverage for which it is the only insured.

      As of December 31, 1996 and 1997, the Company had working capital advances due from an affiliate of approximately $8,425,000 and $4,040,000, respectively. These advances are unsecured and accrue interest at a rate of 10 percent per annum. The Company collected $4,385,000 during 1997.

      In addition, the Company has a convertible subordinated note payable to Kimmins Corp. in the amount of $2,003,258. See Note 9 for additional information.

      Effective as of March 25, 1993, the Company and Kimmins Corp. have entered into an affiliate transactions agreement pursuant to which the Company may not, for a period of three years, either directly or indirectly, conduct any business or enter into any transaction or series of related transactions, with or for the benefit of any affiliate of the Company, having a total value per transaction or series of related transactions greater than $50,000, without the approval of most of the disinterested members of the Company's Board of Directors and the approval of most of the Company's shareholders who are not affiliates of the Company. The Company and Kimmins Corp. have agreed to evaluate and extend the affiliate transactions agreement on an annual basis.

      ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION

      (a) The officers and directors of the Company and Kimmins Corp. do not intend to sell shares of Common Stock of TransCor owned by them to the Company in connection with the Market Purchases.
      (b) The directors of Kimmins Corp. (with Francis M. Williams abstaining) have made a recommendation supporting the Market Purchases for the reasons described in Item 7 above. Mr. Williams abstained from the vote due to his interest as a shareholder in and director of the Company; however, Mr. Williams has stated that he supports the transaction for the reasons described in Item 7 above. The Company's executive officers support the transaction for the reasons described in Item 7 above. The Company's Board of Directors have made no statements regarding the transaction.

      ITEM 13. OTHER PROVISIONS OF THE TRANSACTION

      (a) The Florida Business Corporation Act (" FBCA ") provides appraisal rights in connection with (i) a merger, except that such rights are not provided when (a) no vote of the shareholders is required for the merger or (b) shares of the corporation are listed on a national securities exchange, traded on The Nasdaq National Market, or held of record by not fewer than 2,000 shareholders; (ii) a sale of substantially all the assets of a corporation; (iii) amendments to the articles of incorporation that may adversely affect the rights or preferences of shareholders; and (iv) a Control Share Acquisition (as described below).

           Section 607.0901 of the FBCA, informally known as the Fair Price Statute, provides that the approval of the holders of two-thirds of the voting shares of a corporation, other than the shares owned by an Interested Shareholder (as hereinafter defined) would be required in order to effectuate certain transactions including without limitation a merger, sale of assets, sale of shares and reclassification of securities involving a corporation and an Interested Shareholder (an "Affiliated Transaction"). An Interested Shareholder is defined under the FBCA as beneficial owner of more than 10 percent of the voting shares outstanding. The foregoing special voting requirement is in addition to the vote required by any other provision of the FBCA or a corporation's articles of incorporation.

           The special voting requirement does not apply in any of the following four circumstances: (i) the Affiliated Transaction is approved by a majority of the corporation's disinterested directors;
           (ii) the Interested Shareholder has beneficially owned 80 percent of the corporation's voting shares for five years; (iii) the Interested Shareholder beneficially owns 90 percent of the corporation's voting shares; or (iv) all of the following conditions are met: (A) the cash and fair value of other consideration to be paid per share to all holders of voting shares equals the highest per share price calculated pursuant to various methods set forth in Section 607.0901 of the FBCA, (B) the consideration to be paid in the Affiliated Transaction is in the same form as previously paid by the Interested Shareholder, and (C) during the portion of the three years preceding the announcement date that the Interested Shareholder has been an Interested Shareholder, except as approved by a majority of the disinterested directors, there shall have been no default in payment of preferred stock dividends, no decrease in Common Stock dividends, no increase in the voting shares owned by the Interested
           Shareholder, and no benefit to the Interested Shareholder from loans, guaranties or other financial assistance or tax advantages provided by the corporation.

           A person who inadvertently becomes an Interested Shareholder (for example, as a result of a corporation's repurchase of some of its shares) may promptly divest himself of enough stock to fall below the 10 percent threshold so that no special vote would apply to a transaction with that shareholder, so long as such person has not otherwise been an Interested Shareholder within the five years preceding the first public announcement of the transaction.

           Section 607.0902 of the FBCA, informally known as the Florida Acquisition Statute, provides that the voting rights to be accorded Control Shares (as defined below) of a Florida corporation that has
           (i) 100 or more shareholders, (ii) its principal place of business, its principal office, or substantial assets in Florida, and (iii) either (A) more than 10 percent of its shareholders residing in Florida, (B) more than 10 percent of its shares owned by Florida residents, or (C) 1,000 shareholders residing in Florida, must be approved by a majority of each class of voting securities of the corporation, excluding those share held by interested persons, before the Control Shares will be granted any voting rights.

           Control Shares are defined in the FBCA to be shares acquired in a Control Share Acquisition (as defined below) that, when added to all other shares of the issuing corporation owned by such person, would entitle such person to exercise, either directly or indirectly, voting power within any of the following ranges: (a) 20 percent or more but less than 33 percent of all voting power of the corporation's voting securities, (b) 33 percent or more but less than a majority of all voting power of the corporation's voting securities, or (c) a majority or more of all of the voting power or the corporation's voting securities. A Control Share Acquisition is defined in the FBCA as an acquisition, either directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, outstanding Control Shares.

           Section 607.0902 also states that, if provided in the articles of incorporation or bylaws of a corporation prior to their acquisition, Control Shares may be redeemed by the corporation for fair value in certain circumstances. Finally, unless otherwise provided in a corporation's articles of incorporation or bylaws prior to a Control Share Acquisition, in the event Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of all voting power, all shareholders shall have dissenters' rights.

           Section 607.0902 further provides that, in certain circumstances, an acquisition of shares that otherwise would be governed by its provisions does not constitute a Control Share Acquisition. Among such circumstances are acquisitions of shares approved by the company's Board of Directors and mergers effected in compliance with the applicable provisions of the FBCA, it the corporation is a party to the agreement of merger.

      (b) No provision has been made by the Company in connection with the Market Purchases or any Second Step Transaction to allow the unaffiliated shareholders to obtain access to the corporate files of the Company or obtain counsel or appraisal services at the Company's expense.

      (c)  Not applicable.

      ITEM 14. FINANCIAL INFORMATION

      (a) Reference is hereby made to the Company's financial statements for the years ended December 31, 1996 and 1997 as set forth in Exhibit D-1 hereto, all of which are incorporated by reference herein. The Company's ratio of earnings to fixed charges for fiscal 1997 was .6x and for fiscal 1996 was .9x The book value per share of the Company's Common Stock was $2.76 as of December 31, 1997.

      (b)  The  Company does not anticipate that the Market Purchases will have
           any   impact   on  the   financial   statements   of  the   Company.
           Consequently, no pro forma financial information is required.

      ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED

      (a) Pursuant to the Management Services Agreement, certain members of Kimmins Corp.'s staff serve as officers or employees of the Company, as follows: Francis M. Williams, Joseph M. Williams, Norman S. Dominiak, and John V. Simon, Jr. Kimmins Corp. anticipates that one or more of these officers and employees will be involved with the implementation of the Market Purchases and any Second Step Transaction which may occur. See "Item 11, contracts, Arrangements or Understandings with Respect to the Issuer's Securities."

      (b) Officers and employees of Kimmins Corp. (including those named in Item 15(a) above) will be involved in the effecting the Market Purchases, and may be involved in the solicitation of proxies in the event that Kimmins Corp. proceeds with efforts to consummate the Second Step Transaction. Such officers and employees will not receive any additional compensation or any separate agreement for such solicitation.

      ITEM 16. ADDITIONAL INFORMATION

      Management of the Company considers the information contained in "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Certain Transactions," "Business" and the Financial Statements contained -in the Annual Report on Form 10-K of TransCor for the year ended December 31, 1997 to be material to the discussion of the 13e-3 transaction contained herein. The Company files periodic reports, proxy statements and other information with the Commission pursuant to the 1934 Act, relating to its business, financial statements and other matters. This Statement as well as the exhibits hereto, as well as reports, proxy statements and other information of the Company, may be inspected at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and should also be available for inspection and copying at the regional offices of the Commission located in the Jacob K. Javits Federal Building, 26 Federal Plaza, New York, New York 10278; the Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, Illinois 60604; and Museum Square Building, Suite 500 East, 5757 Wilshire Boulevard, Los Angeles, California 90036. Copies of such material can also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Common Stock is listed on the Nasdaq SmallCap Market and such reports, proxy statements, and other information can also be inspected at the offices of the Nasdaq at 1735 K Street, N.W., Washington, D.C. 20006-1500.

      Where any document or part thereof is incorporated by reference in this Statement, but not delivered with this Statement, the Company will provide without charge to each stockholder of record upon written request of such person, a copy of any and all information that has been incorporated by reference in this Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Statement incorporates). Any such request should be directed to Kimmins Corp. at 1501 Second Avenue East, Tampa, FL 33605, Attn: Norman S. Dominiak, telephone (813) 248-3878.

      ITEM 17. MATERIAL TO BE FILED AS EXHIBITS

      (a) Management Services Agreement (Exhibit A-1) and the Affiliate Transaction Agreement (Exhibit A-2).

      (b)  Financial Statements of the Company (Exhibit D-1).

      (c)  Sections  1301, 1302 and  1320 of FBCA  regarding "Dissents' Rights"
           (Exhibit E).

      (d)  Not applicable.


                                      SIGNATURE

      After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

      July 17, 1998


                                    TRANSCOR WASTE SERVICES, INC.



                                    By:  /S/JOSEPH M. WILLIAMS
                                         -------------------------
                                         Joseph M. Williams
                                         President and Secretary

                                                  EXHIBIT D-1 TO SCHEDULE 13E-3


                            TRANSCOR WASTE SERVICES, INC.

                             CONSOLIDATED BALANCE SHEETS

                                        ASSETS


                                                           December 31,
                                                    ---------------------------
                                                        1996          1997
                                                    ------------- -------------

      Current assets:
       Cash   . . . . . . . . . . . . . . . . . . . $  1,437,788  $  2,115,510
       Accounts receivable - trade, less allowance
         for doubtful accounts of $543,770 and
         $891,300 at December 31, 1996 and 1997,
         respectively . . . . . . . . . . . . . . .    6,230,484     5,170,966
       Costs and estimated earnings in excess of
         billings on uncompleted contracts  . . . .      230,869       415,514
       Income tax refund receivable   . . . . . . .      422,567       143,672
       Deferred income taxes  . . . . . . . . . . .      639,079       720,410
       Property held for sale   . . . . . . . . . .        -           733,659
       Other current assets   . . . . . . . . . . .      255,552       186,017
                                                    ------------- -------------
         Total current assets . . . . . . . . . . .    9,216,339     9,485,748
                                                    ------------- -------------

      Property and equipment, net . . . . . . . . .   26,115,277    25,061,418
      Property held for sale  . . . . . . . . . . .        -         1,510,723
      Intangible assets, net  . . . . . . . . . . .      898,853       606,975
      Due from affiliate  . . . . . . . . . . . . .    8,425,553     4,040,110
      Other assets  . . . . . . . . . . . . . . . .      985,608     1,142,205
                                                    ------------- -------------
                                                    $ 45,641,630  $ 41,847,179
                                                    ============= =============

                     The accompanying notes are an integral part of these consolidated financial statements.

                            TRANSCOR WASTE SERVICES, INC.

                             CONSOLIDATED BALANCE SHEETS
                                     (continued)

                         LIABILITIES AND STOCKHOLDERS' EQUITY

                                                           December 31,
                                                    ---------------------------
                                                        1996          1997
                                                    ------------- -------------

      Current liabilities:
       Accounts payable - trade   . . . . . . . . . $  4,255,150  $  4,290,015
       Accrued expenses   . . . . . . . . . . . . .    4,536,778     3,163,819
       Billings in excess of costs and estimated
         earnings on uncompleted contracts  . . . .      170,771        15,978
       Current portion of long-term debt  . . . .      3,453,168     4,662,310
                                                    ------------- -------------

         Total current liabilities  . . . . . . . .   12,415,867    12,132,122
                                                    ------------- -------------

      Long-term debt, net of current maturities
       (including debt owed to Kimmins of
       $2,003,258 at December 31, 1996
       and 1997)  . . . . . . . . . . . . . . . . .   16,807,059    16,392,361
      Deferred income taxes . . . . . . . . . . . .    3,299,355     2,267,742
      Commitments and contingencies (Note 11) . . .        -             -

      Stockholders' equity:
       Preferred stock, $.001 par value; 1,000,000
         shares authorized; none issued and
         outstanding  . . . . . . . . . . . . . . .        -             -
       Common stock, $.001 par value; 10,000,000
         shares authorized; 4,010,000 shares issued
         and 4,000,000 shares outstanding . . . . .        4,010         4,010
       Capital in excess of par value   . . . . . .   12,193,547    12,193,547
       Retained earnings (deficit)  . . . . . . . .      969,798    (1,094,597)
                                                    ------------- -------------
                                                      13,167,355    11,102,960
       Less treasury stock,
         at cost (10,000 shares)  . . . . . . . . .      (48,006)      (48,006)
                                                    ------------- -------------
         Total stockholders' equity . . . . . . . .   13,119,349    11,054,954
                                                    ------------- -------------
                                                    $ 45,641,630  $ 41,847,179
                                                    ============= =============

                    The accompanying notes are an integral part
                     of these consolidated financial statements.

                            TRANSCOR WASTE SERVICES, INC.

                        CONSOLIDATED STATEMENTS OF OPERATIONS

                                               Year ended December 31,
                                      ----------------------------------------
                                           1995         1996          1997
                                      ------------- ------------- -------------

      Revenue . . . . . . . . . . . . $ 41,118,762  $ 44,193,226  $ 43,829,908

      Expenses:
       Operating expenses   . . . . .   30,462,528    33,587,242    33,348,316
       Depreciation   . . . . . . . .    2,288,452     3,309,439     3,625,043
       Selling, general, and
       administrative
         expenses . . . . . . . . . .    5,047,180     6,133,338     7,726,101
       Management fee to
         affiliate  . . . . . . . . .      616,601       671,000     1,314,897
                                      ------------- ------------- -------------
      Operating income (loss) . . . .    2,704,001       492,207    (2,184,449)

      Interest expense, net of
       interest income from affiliate
       of $492,000, $596,000, and
       $563,000 for the years ended
       December 31, 1995, 1996, and
       1997, respectively   . . . . .      548,203     1,354,406     1,137,965
                                      ------------- ------------- -------------
      Income (loss) before provision
       for income taxes (benefit)   .    2,155,798      (862,199)   (3,322,414)

      Provision for income taxes
       (benefit)  . . . . . . . . . .      840,295      (336,258)   (1,258,019)
                                      ------------- ------------- -------------
      Net income (loss) . . . . . . . $  1,315,503  $   (525,941) $ (2,064,395)
                                      ============= ============= =============
      Share data:
       Basic income (loss)
         per share  . . . . . . . . . $        .33  $       (.13) $       (.52)
       Diluted income (loss)          ============= ============= =============
         per share  . . . . . . . . . $        .32  $       (.13) $       (.52)
                                      ============= ============= =============

      Weighted average number of
       shares outstanding used in
       computations:
         Basic  . . . . . . . . . . .    3,994,334     3,997,842     4,000,000
                                      ============= ============= =============
         Diluted  . . . . . . . . . .    4,049,113     3,997,842     4,000,000
                                      ============= ============= =============

                     The accompanying notes are an integral part of these consolidated financial statements.

                                     TRANSCOR WASTE SERVICES, INC.

                            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                               Common Stock     Capital in   Retained                 Total
                            -----------------   Excess of    Earnings    Treasury Stockholders'
                               Shares    Amount  Par Value    (Deficit)    Stock      Equity
                             ---------  ------- ----------- ------------ --------- -------------
       Balance at
        January 1, 1995  . . 4,000,000  $4,000  $12,133,557 $   180,236  $  -      $ 12,317,793

       Purchase of treasury
        stock, at cost   . .     -         -          -           -       (48,006)      (48,006)

       Net income  . . . . .     -         -          -       1,315,503     -         1,315,503
                             ---------  ------- ----------- ------------ --------- -------------

       Balance at
        December 31, 1995. . 4,000,000   4,000   12,133,557   1,495,739   (48,006)   13,585,290

       Issuance of common
        stock upon exercise
        of stock warrants. .    10,000      10       59,990       -         -            60,000

       Net loss  . . . . . .     -         -          -        (525,941)    -          (525,941)
                             ---------  ------- ----------- ------------ --------- -------------

       Balance at
        December 31, 1996. . 4,010,000  4,010   12,193,547     969,798   (48,006)   13,119,349


       Net loss  . . . . . .    -         -          -      (2,064,395)    -        (2,064,395)
                             ---------  ------- ----------- ------------ --------- -------------

       Balance at            4,010,000  $4,010  $12,193,547 $(1,094,597) $(48,006) $ 11,054,954
        December 31, 1997. . =========  ======= =========== ============ ========= =============

                              The accompanying notes are an integral part of these consolidated financial statements.

                             TRANSCOR WASTE SERVICES, INC.

                        CONSOLIDATED STATEMENTS OF CASH FLOWS


                                               Year ended December 31,
                                      ----------------------------------------
                                           1995         1996          1997
                                      ------------- ------------- -------------
      Cash flows from operating
       activities:
         Net income (loss)  . . . . . $  1,315,503  $   (525,941) $ (2,064,395)
         Adjustments to reconcile net
          income (loss) to net cash
          provided by operating
          activities:
           Depreciation and
            amortization  . . . . . .    2,446,511     3,611,655     4,153,240
           Provision for
            uncollectible accounts
            receivable  . . . . . . .      404,455       430,382       772,522
           Gain on disposal of
            equipment   . . . . . . .     (109,708)      (64,192)     (444,488)
           Deferred income taxes  . .      627,768        75,628    (1,112,944)
           Changes in operating
            assets and liabilities:
              Accounts receivable -
               trade  . . . . . . . .   (1,567,176)       99,306       286,996
              Costs and estimated
               earnings in excess of
               billings on
               uncompleted contracts      (540,160)      554,604      (184,645)
              Income tax refund
               receivable . . . . . .     (731,951)      309,384       278,895
              Other assets  . . . . .     (727,853)     (437,929)     (323,381)
              Accounts payable -
               trade  . . . . . . . .      949,400       312,876        34,865
              Income taxes payable  .      (30,933)        -             -
              Accrued expenses  . . .    2,228,598       112,491    (1,372,959)
              Billings in excess of
               costs and estimated
               earnings on
               uncompleted
               contracts  . . . . . .       41,694       (14,100)     (154,793)
                                      ------------- ------------- -------------
         Total adjustments  . . . . .    2,990,645     4,990,105     1,933,308
                                      ------------- ------------- -------------
      Net cash provided by operating
       activities   . . . . . . . . .    4,306,148     4,464,164      (131,087)
                                      ------------- ------------- -------------

                     The accompanying notes are an integral part of these consolidated financial statements.

                            TRANSCOR WASTE SERVICES, INC.

                  CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)


                                               Year ended December 31,
                                      ----------------------------------------
                                           1995         1996          1997
                                      ------------- ------------- -------------

      Cash flows from investing
       activities:
         Capital expenditures
          including $500,000 of
          business acquisitions
          during 1996   . . . . . . . $(13,847,589) $ (2,539,304) $ (6,171,915)
         Proceeds from sale of
          property and equipment  . .      402,538       295,130     1,800,837
                                      ------------- ------------- -------------
      Net cash used by investing
       activities   . . . . . . . . .  (13,445,051)   (2,244,174)   (4,371,078)
                                      ------------- ------------- -------------

      Cash flows from financing
       activities:
         Proceeds from
          long-term debt  . . . . . .   14,471,763     3,515,315     5,522,064
         Repayment of
          long-term debt  . . . . . .   (2,742,364)   (4,997,356)   (4,727,620)
         Purchase of treasury
          stock . . . . . . . . . . .      (48,006)        -             -
         Issuance of common stock
          upon exercise of stock
          warrants  . . . . . . . . .        -            60,000         -
         Net (advances) payments from
          Kimmins . . . . . . . . . .   (2,339,806)   (2,774,640)    4,385,443
                                      ------------- ------------- -------------
      Net cash provided (used) by
       financing activities   . . . .    9,341,587    (4,196,681)    5,179,887
                                      ------------- ------------- -------------

      Net increase (decrease)
       in cash  . . . . . . . . . . .      202,684    (1,976,691)      677,722
      Cash, beginning of year . . . .    3,211,795     3,414,479     1,437,788
                                      ------------- ------------- -------------
      Cash, end of year . . . . . . . $  3,414,479  $  1,437,788  $  2,115,510
                                      ============= ============= =============

                     The accompanying notes are an integral part of these consolidated financial statements.

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      1.  Organization and summary of significant accounting policies

          Organization - TransCor Waste Services, Inc. (the "Company") was formed on November 6, 1992, as a subsidiary of Kimmins Corp. ("Kimmins"). Kimmins owns approximately 74 percent of the outstanding common stock of the Company. The Company provides solid waste management services to commercial, industrial, residential, and municipal customers in the state of Florida.

          Principles of consolidation - The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in preparing the financial statements.

          Net due from affiliate - As of December 31, 1996 and 1997, the Company had working capital advances due from an affiliate of approximately $8,425,000 and $4,040,000, respectively. These advances are unsecured and accrue interest at a rate of 10 percent per annum. The Company collected $4,385,000 during 1997.

          Intangible assets - Intangible assets consist primarily of the excess of cost over fair market value of the net assets of the acquired businesses, which are being amortized on a straight-line basis over twenty years, and customer contracts, which are being amortized on a straight-line basis over five years. Amortization expense was $67,000, $124,000, and $109,000 for the years ended December 31, 1995, 1996 and 1997, respectively. Accumulated amortization was approximately $191,000 and $245,000 at December 31, 1996 and 1997, respectively.

          Other assets - Other assets consist primarily of pre-contract costs associated with residential solid waste management contracts obtained during 1996 and 1997, which are being amortized on a straight-line basis over five years, the term of the contracts, and loan costs, which are amortized over the term of the loans. Amortization expense was $91,000, $178,000, and $236,000 for the years ended December 31, 1995, 1996 and 1997, respectively. Accumulated amortization was $296,000 and $533,000 at December 31, 1996 and 1997, respectively.

          Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      1.  Organization   and  summary   of   significant   accounting  policies
          (continued)

          Concentrations of credit risk - Financial instruments which subject the Company to concentrations of credit risk consist primarily of trade receivables in the State of Florida. Trade receivables are comprised primarily of amounts due from solid waste management customers and specialty contracting contracts. Credit is extended based on an evaluation of the customer's financial condition, and, generally, collateral is not required.

          A significant portion of the Company's solid waste management business is conducted under contracts with municipal customers in Florida. These contracts have varying terms and are typically subject to renegotiation or reproposal by the respective municipalities. Revenue from these contracts amount to 15 percent, 24 percent, and 22 percent of total revenue during 1995, 1996 and 1997, respectively. No individual municipal contract contributed revenue greater than 10 percent of total net revenue in any year presented.

          Accounts receivable - trade, includes $1,382,000 ($1,263,000 net of allowance for doubtful accounts) and $724,000 ($213,000 net of allowance for doubtful accounts) as of December 31, 1996 and 1997, respectively, related to a municipal solid waste management contract with St. Lucie County. Unlike other municipal solid waste management contracts, St. Lucie County requires the Company to bill and collect directly from individual property owners. Pursuant to St. Lucie County ordinances, property owners that are delinquent in payment are subject to lien rules. The Company has placed liens on approximately 2,250 and 2,120 individual properties representing approximately $511,000 and $474,000 of the balance as of December 31, 1996 and 1997, respectively. Management intends to file additional liens when considered appropriate, and all such liens will be maintained in accordance with applicable laws until the outstanding balances are recovered by payment, judgement, foreclosure, or in other action.

          Revenue recognition - The Company recognizes revenue from solid waste management and recycling operations when the services are performed. Billings prior to the rendering of services are classified as deferred revenue. Demolition contract earnings are recognized on the percentage-of-completion basis for financial statement purposes. The estimated earnings for each contract reflected in the accompanying consolidated financial statements represent the percentage of estimated total earnings that costs incurred to date bear to estimated total costs. When current estimates of total contract costs indicate a loss, provision is made for the entire estimated loss. Revenue from demolition contract services totaled approximately $8,751,000, or 21.3 percent, $9,504,000, or 21.5 percent, and $11,236,000, or 25.6 percent, of the Company's total revenue for the years ended December 31, 1995, 1996 and 1997, respectively.

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      1.  Organization   and  summary   of   significant   accounting  policies
          (continued)

          Advertising costs - Advertising costs are expensed as incurred. For the years ended December 31, 1995, 1996 and 1997, the Company expensed approximately $88,000, $114,000, and $536,000, respectively, in advertising costs.

          Income taxes - Income taxes have been provided using the liability method in accordance with Financial Accounting Standards Board ("FASB") Statement No. 109, "Accounting for Income Taxes."

          Stock based compensation - The Company grants stock options for a fixed number of shares to employees with an exercise price equal to the fair value of the shares at the date of grant. The Company accounts for stock option grants in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB No. 25"), and, accordingly, recognizes no compensation expense for the stock option grants.

          In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123, "Accounting and Disclosure of Stock-Based Compensation" ("SFAS No. 123"), which encourages, but does not require, companies to recognize stock awards based on their fair value at the date of grant. Pro forma financial information, assuming that the Company had adopted the measurement standards of SFAS No. 123, is presented in Note 13.

          Earnings (loss) per share - In February 1997, the FASB issued Statement of Financial Accounting Standards No. 128, "Earnings per Share" ("SFAS No. 128"), which establishes standards for computing and presenting earnings per share. SFAS No. 128 replaces the presentation of primary and fully diluted earnings per share with basic and diluted earnings per share, respectively. Basic earnings per share are computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share are computed similar to fully diluted earnings per share. All earnings per share amounts for all periods have been presented, and where appropriate, restated to conform to SFAS No. 128 requirements.

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      1.  Organization   and  summary   of   significant   accounting  policies
          (continued)

          Recently issued accounting standards - In June 1997, the FASB issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS No. 131"), which supercedes Financial Accounting Standards No. 14. SFAS No. 131 uses a management approach to report financial and descriptive information about a Company's operating segments. Operating segments are revenue-producing components of the enterprise for which separate financial information is produced internally for the Company's management. SFAS No. 131 is effective for fiscal years beginning after December 31, 1997. Management is currently assessing the impact of SFAS No. 131, but does not expect its effects to be material.

          In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income ("SFAS No. 130"). SFAS No. 130 requires that total comprehensive income and comprehensive income per share be disclosed with equal prominence as net income and earnings per share. Comprehensive income is defined as changes in stockholders' equity exclusive of transactions with owners such as capital contributions and dividends. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. Management is currently assessing the impact of SFAS No. 130, but does not expect its effects to be material.

          Proposed accounting standards - In April 1997, the American Institute of Certified Public Accountants issued an Exposure Draft of a proposed SOP, Reporting on the Costs of Start-up Activities. Start-up costs are defined broadly in the proposed SOP as those one-time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer or beneficiary, initiating a new process in an existing facility, or commencing some new operation. Start-up costs, including organizational costs, would be expensed as incurred under the proposed SOP. The proposed SOP would be effective for most entities for fiscal years beginning after December 15, 1998. The SOP will require the Company, upon adoption, to write off as a cumulative effect of a change in accounting principle any previously capitalized start-up or organization costs. Therefore, in the first quarter of 1999, the Company will have to write off the remaining unamortized balance of contract start-up costs, which approximate $875,000 at December 31, 1997.

          Reclassification - Certain amounts in the 1996 consolidated financial statements have been reclassified to conform to the 1997 presentation.

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      2.  Business acquisitions

          On February 21, 1996, Kimmins Recycling Corp. ("KRC"), a wholly-owned subsidiary of the Company, acquired certain assets from Automated Resource Recovery, Inc., for $300,000 relating to its solid waste management operations. This acquisition has been accounted for under the purchase method of accounting and, accordingly, the purchase price has been allocated to the assets acquired (approximately $150,000) based on the estimated fair values at the date of acquisition. The purchase price associated with the acquisition exceeded the net assets acquired by approximately $150,000, which was assigned to intangible assets, including customer lists. The operating results associated with this business acquisition are included in the Company's consolidated results of operations for the periods ended December 31, 1996 and 1997.

          On May 31, 1996, KRC acquired certain assets from Paper Stock Dealers, Inc., for $200,000 relating to its solid waste management operations. This acquisition has been accounted for under the purchase method of accounting and, accordingly, the purchase price has been allocated to the assets acquired (approximately $112,000) based on the estimated fair values at the date of acquisition. The purchase price associated with the acquisition exceeded the net assets acquired by approximately $88,000, which was assigned to intangible assets, including customer lists. The operating results associated with this business acquisition are included in the Company's consolidated results of operations since June 1, 1996.

          The Company sold a number of contracts in its Pinellas area. As part of a deemphasis of paper wholesaling in Pinellas, the Company wrote-off the net intangible assets of $70,000 associated with the 1996 acquisition of assets from Paper Stock Dealers, Inc.

          On March 31, 1995, KRC acquired certain assets from County Sanitation, Inc., for $2,267,000 relating to its solid waste management operations. This acquisition has been accounted for under the purchase method of accounting and, accordingly, the purchase price has been allocated to the assets acquired (approximately $1,415,000) based on the estimated fair values at the date of acquisition. The purchase price associated with the acquisition exceeded the net assets acquired by approximately $852,000, which was assigned to intangible assets, including goodwill. The operating results associated with this business acquisition are included in the Company's consolidated results of operations since April 1, 1995.

          The  pro-forma   effects  of  the  acquisitions   are  considered  by
      management to be immaterial for purposes of pro-forma presentation.

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      3.  Related party transactions

          During the years ended December 31, 1995, 1996, and 1997, the Company entered into transactions with Kimmins and companies affiliated with Kimmins through common ownership. Kimmins provides the Company accounting, data processing, financial, tax and other administrative services for a fee based on gross revenue. In 1997, to reflect the increased level of services received from Kimmins, the fee was increased from 1.5 percent of revenue to 3.0 percent of revenue. The amounts charged were approximately $617,000, $671,000, and $1,315,000, for the years ended December 31, 1995, 1996, and 1997, respectively.

          The Company is insured or co-insured with Kimmins on various insurance policies of the Company or Kimmins. The Company pays its allocable share of the cost of such policies based on specifically identified costs or on a combination of its revenues, payroll, assets, and incurred losses as a percentage of the combined total of such items of all insured parties, as appropriate for each particular insurance policy or coverage. For the years ended December 31, 1995, 1996, and 1997, the Company paid Kimmins approximately $811,000, $849,000, and $1,205,000, respectively. The Company pays directly for any coverage for which it is the only insured.

          At December 31, 1995, the Company had $500,000 of mortgage notes payable to affiliated parties: $400,000 to the president of Kimmins, his wife, and his son and $100,000 to a director of Kimmins. These notes were refinanced during 1996 with an unaffiliated lender.

          Effective July 1, 1997, employees associated with the Company's demolition contract services unit were transferred to Kimmins Contracting Corp. ("KCC"), a wholly-owned subsidiary of Kimmins, for administrative and accounting purposes. As a result, contracting services previously performed by employees of the Company were subcontracted to KCC. For the year ended December 31, 1997, the Company subcontracted $3,417,574 with KCC. In addition, the Company rents equipment from KCC for use in performing demolition contracts. The Company incurred approximately $670,000, $2,103,000 and $2,573,000 in equipment rental charges with KCC for the years ended December 31, 1995, 1996 and 1997, respectively.

          In addition to the above transactions, the Company has advanced funds to Kimmins for working capital needs. These advances are unsecured and bear interest at 10 percent. The balances at December 31, 1996 and 1997 were $8,425,553 and $4,040,110, respectively.

          In addition, the Company has a convertible subordinated note payable to Kimmins in the amount of $2,003,258. See Note 9 and Item 13 for additional information.

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      4.  Accounts receivable - trade

                                                           December 31,
                                                    ---------------------------
                                                        1996          1997
                                                    ------------- -------------
          Contract and trade:
           Billed contract receivables:
            Completed and uncompleted
            contracts   . . . . . . . . . . . . . . $  1,469,473  $    950,215
             Retainage  . . . . . . . . . . . . . .      230,409       206,123
            Unbilled contract receivables . . . . .      353,708       776,764
            Trade receivables . . . . . . . . . . .    4,720,664     4,129,164
                                                    ------------- -------------
                                                       6,774,254     6,062,266
          Allowance for doubtful accounts . . . . .     (543,770)     (891,300)
                                                    ------------- -------------
                                                    $  6,230,484  $  5,170,966
                                                    ============= =============

      5. Costs and estimated earnings in excess of billings on uncompleted contracts

                                                           December 31,
                                                    ---------------------------
                                                        1996          1997
                                                    ------------- -------------

          Expenditures on uncompleted contracts . . $ 3,841,201 $ 7,574,018 Estimated earnings on uncompleted
           contracts  . . . . . . . . . . . . . . .    1,579,433       524,598
                                                    ------------- -------------

          Less actual and allowable billings on        5,420,634     8,098,616
           uncompleted contracts  . . . . . . . . .    5,360,536     7,699,080
                                                    ------------- -------------
                                                    $     60,098  $    399,536
                                                    ============= =============

          Costs and estimated earnings in excess of
           billings on uncompleted contracts  . . . $    230,869  $    415,514
          Billings in excess of costs and
           estimated earnings on uncompleted            (170,771)      (15,978)
           contracts  . . . . . . . . . . . . . . . ------------- -------------
                                                    $     60,098  $    399,536
                                                    ============= =============

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      6.  Property held for sale

          As a result of management's review of the Company's various regional solid waste operating facilities, a decision was made to dispose of less profitable operating assets. The Company sold its residential solid waste services contract with St. Lucie County to a competitor and ceased operations at its Lantana, Florida, facility. The Lantana and St. Lucie facilities contributed losses of approximately $1,111,000 and $476,000, respectively, of the $2,184,000 operating loss of the Company for the year ended December 31, 1997. The Company wrote off intangible assets of $183,000 associated with these operations. Also, in accordance with SFAS No. 121, "Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," the Company wrote down certain land and buildings that management believed had carrying amounts higher than their fair market value.

          The impairment loss of $590,000 was determined by comparing the carrying amount of impaired assets of approximately $2,834,000 with recent offers on the properties held for sale. The $590,000 impairment loss is included in selling, general and administrative expenses on the consolidated statements of operations for the year ended December 31, 1997. The land and buildings that were impaired at December 31, 1997, and as of the date of these financial statements had executed contracts for sale, are expected to be sold during 1998. Accordingly, the carrying value of these assets of approximately $734,000, net of the impairment loss of $90,000, is classified as a current asset under the caption "Property Held for Sale" in this consolidated balance sheet.

      7.  Property and equipment
                                                           December 31,
                                                    ---------------------------
                                                        1996          1997
                                                    ------------- -------------

          Land  . . . . . . . . . . . . . . . . . . $  4,610,323  $  3,019,969
          Building and improvements . . . . . . . .    5,621,962     4,068,476
          Vehicles  . . . . . . . . . . . . . . . .   13,459,891    16,936,386
          Waste containers and equipment  . . . . .   12,508,751    13,133,877
          Furniture and fixtures  . . . . . . . . .      547,739       700,711
          Construction in progress  . . . . . . . .       33,462        48,419
                                                    ------------- -------------
                                                      36,782,128    37,907,838
          Less accumulated depreciation . . . . . .  (10,666,851)  (12,846,420)
                                                    ------------- -------------
                                                    $ 26,115,277  $ 25,061,418
                                                    ============= =============

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      7.  Property and equipment (continued)

          Property and equipment is recorded at cost. Depreciation is provided using the straight-line method over estimated useful lives, which range from three to thirty years. Depreciation expense was $2,289,000, $3,309,000, and $3,625,000 for the years ended December 31, 1995, 1996 and 1997, respectively. Construction in progress is depreciated over the estimated useful lives when placed into service.

      8.  Accrued expenses                                 December 31,
                                                    ---------------------------
                                                        1996          1997
                                                    ------------- -------------

          Deferred revenue  . . . . . . . . . . . . $  1,641,857  $    919,631
          Accrued insurance . . . . . . . . . . . .    1,171,965       926,049
          Accrued disposal costs  . . . . . . . . .      744,229       407,229
          Accrued real estate and property taxes  .      291,080       349,682
          Other . . . . . . . . . . . . . . . . . .      687,647       561,228
                                                    ------------- -------------
                                                    $  4,536,778  $  3,163,819
                                                    ============= =============

      9.  Long-term debt                                   December 31,
                                                    ---------------------------
                                                        1996          1997
                                                    ------------- -------------
          Notes payable, due through March 1, 2001, payable in monthly installments with interest at varying rates up to 13 percent, collateralized by equipment  . . $ 13,055,213  $ 14,191,400

          Convertible subordinated term note to
          Kimmins, interest payable in monthly
          installments, principal due December 1,
          2003, interest at bank's base rate (8.5
          percent) plus 1 percent . . . . . . . . .    2,003,258     2,003,258

          Mortgage notes, principal and interest
          payable in monthly installments through
          August 1, 2010, interest at varying
          rates up to prime plus 1.5 percent,
          collateralized by land and buildings  . .    5,201,756     4,860,013
                                                    ------------- -------------

                                                      20,260,227    21,054,671
          Less current portion  . . . . . . . . . .   (3,453,168)   (4,662,310)
                                                    ------------- -------------
                                                    $ 16,807,059  $ 16,392,361
                                                    ============= =============

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      9.  Long-term debt (continued)

          Annual principal maturities for years subsequent to December 31, 1997, are as follows:

          1998  . . . . . . . . . . . . . . . . . . . . . . . . . $  4,662,310
          1999  . . . . . . . . . . . . . . . . . . . . . . . . .    4,962,703
          2000  . . . . . . . . . . . . . . . . . . . . . . . . .    4,220,631
          2001  . . . . . . . . . . . . . . . . . . . . . . . . .    2,512,241
          2002  . . . . . . . . . . . . . . . . . . . . . . . . .      975,505
          Thereafter  . . . . . . . . . . . . . . . . . . . . . .    3,721,284
                                                                  -------------
                                                                  $ 21,054,674
                                                                  =============

           As of December 31, 1997, the Company is a co-borrower and has guaranteed a loan agreement on behalf of Kimmins and other subsidiaries of Kimmins in connection with the Kimmins Employee Stock Ownership Plan, which had an outstanding balance of $1,440,000 that is recorded in the financial statements of Kimmins.

          The Company is a co-borrower with joint and several liability on approximately $5,910,000 of financial institution debt of Kimmins. The debt agreements contain certain covenants, the most restrictive of which require, for Kimmins for 1997, maintenance of a consolidated tangible net worth, as defined, of not less than $6,500,000 and net income not less than $1,500,000. In addition, the covenants prohibit the payment of dividends by the Company without lender approval. For all periods presented, the Company believes that Kimmins had complied with or obtained waivers for all loan covenants.

          Francis M. Williams has guaranteed approximately $10,455,000 of the total notes payable of $14,191,000. The Company is also a co-borrower on approximately $2,645,000 of Kimmins notes payable.

          The lenders' prime rate under the Company's notes was 8.5 percent at December 31, 1997.

          Included in the notes payable of approximately $14,191,000 are equipment notes of the Company for $5,700,000 that are due in July 1998. The Company has executed a commitment agreement that refinances the $5,700,000 until January 1, 2000 and, accordingly, has classified the debt pursuant to the expected maturity schedule.

      10.  Leasing arrangements

          The Company rents equipment and machinery, as needed, as well as office space, under non-cancellable operating leases for varying periods. Rental expense for the years ended December 31, 1995, 1996, and 1997 were approximately $763,000, $2,230,000, and $2,938,000, respectively.

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      11.  Commitments and contingencies

          The Company has no current material commitments for capital expenditures relating to any other new facilities, other than to acquire vehicles and equipment for the City of Cape Coral contract, which the Company estimates to be approximately $3,500,000.

          The Company is involved in various legal actions and claims arising in the ordinary course of its business. After taking into consideration legal counsel's evaluation of such actions and claims, management is of the opinion that their outcome will not have a material adverse effect on the consolidated financial position of the Company.

      12.  Stockholders' equity

          The Company has authorized 1,000,000 shares of preferred stock with a par value of $.001 per share, none of which has been issued. Such preferred stock may be issued in series and will have such designations, rights, preferences, and limitations as may be fixed by the Board of Directors.

          Warrants to purchase 100,000 shares of the Company's common stock at $6.00 per share were issued in 1993 to the underwriters of the Company's initial public offering. Warrants to purchase 10,000 shares of common stock were exercised during March 1996. The remaining warrants to purchase 90,000 shares are exercisable through March 25, 1998.

          The convertible subordinated term note is convertible into 400,652 shares of the Company's common stock at the time the market value per share equals or exceeds $9.00 for 20 consecutive trading days. Should this occur, Kimmins, at its option and with written notification to the Company, can convert the note into common stock in $10,000 increments.

      13.  Pension and other benefit plans

          On January 1, 1989, Kimmins formed the Kimmins Corp. Employee Stock Ownership Plan Trust (the "ESOP") for the benefit of employees of Kimmins and its subsidiaries, including those of the Company, to purchase shares of Kimmins's common stock from time to time on the open market or in negotiated transactions at prices deemed to be attractive. Contributions to the ESOP, which have not been material, are made at the discretion of the Board of Directors of Kimmins.

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      13.  Pension and other benefit plans (continued)

          The Company has 250,000 shares of its common stock reserved for issuance upon the exercise of options to be granted under the Company's 1992 Stock Option Plan (the "TransCor Plan"). The exercise price of an incentive stock option granted under the TransCor Plan may not be less than the fair market value of the common stock at the time the option is granted. The exercise price of a non-qualified option is within the discretion of the Board of Directors but may not be less than the par value of such shares. Options granted under the TransCor Plan must, in general, vest over five years from the date of grant and expire no later than ten years from the date of the grant.

          The TransCor Plan has an option to acquire an aggregate of 250,000 shares of common stock for options that may be granted to employees, officers, directors and consultants of the Company. The Plan authorizes the Board of Directors (the "Board") to issue incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code, and stock options that do not conform to the requirements of that Code section ("Non-ISOs"). The Board has discretionary authority to determine the types of stock options to be granted, the persons among those eligible to whom options will be granted, the number of shares to be subject to such options, and the terms of the stock option agreements. Options may be exercised in the manner and at such times as fixed by the Board, but may not be exercised after the tenth anniversary of the grant of such options.

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      13.  Pension and other benefit plans (continued)

          The following table summarizes the transactions for the three years ended December 31, 1997, relating to the TransCor Plan:

                                                      Number of     Per Share
                                                       Shares     Option Price
                                                    ------------- -------------

           Outstanding January 1, 1995  . . . . . .       70,000  $        2.00
            Granted   . . . . . . . . . . . . . . .       17,000  $  2.00-$4.38
            Exercised   . . . . . . . . . . . . . .        -      $      -
            Canceled  . . . . . . . . . . . . . . .        -      $      -
                                                    -------------
           Outstanding December 31, 1995:   . . . .       87,000  $  2.00-$4.38
            Granted   . . . . . . . . . . . . . . .        5,000  $        4.00
            Exercised   . . . . . . . . . . . . . .        -      $      -
            Canceled  . . . . . . . . . . . . . . .        -      $      -
                                                    -------------
           Outstanding December 31, 1996:   . . . .       92,000  $  2.00-$4.38
            Granted   . . . . . . . . . . . . . . .      148,000  $  2.50-$4.00
            Exercised   . . . . . . . . . . . . . .        -      $      -
            Canceled  . . . . . . . . . . . . . . .      (80,000) $  3.12-$4.38
                                                    -------------
           Outstanding December 31, 1997:   . . . .      160,000  $  2.00-$2.50
                                                    =============
           Exercisable December 31, 1997:   . . . .       80,000
                                                    =============

          The Board of Directors has reserved 100,000 shares of common stock in connection with stock warrants that may be issued to consultants of the Company as may be determined by the Board of Directors.

          Pro forma information regarding net income (loss) and earnings per share is required by Statement 123, which also requires that the information be determined as if the Company had accounted for its employee stock options granted subsequent to December 31, 1994, under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions for 1995, 1996 and 1997; risk-free interest rates of 5.5 percent; a dividend yield of zero; volatility factors of the expected market price of the Company's common stock based on historical trends; and a weighted-average expected life of the options of seven years.

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      13.  Pension and other benefit plans (continued)

          The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferrable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

          For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information is as follows:

                                           1995         1996          1997
                                      ------------- ------------- -------------
       Pro forma net income (loss)
         attributable to
         stockholders . . . . . . . . $  1,302,869  $   (539,486) $ (2,080,437)
       Pro forma income (loss) per
         common share:
          Basic income (loss)                  .33          (.13)         (.52)
           per share  . . . . . . . .
          Diluted income (loss)
           per share  . . . . . . . .          .32          (.13)         (.52)

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      14.  Income taxes

          Deferred income  taxes  reflect  the  net tax  effects  of  temporary differences between  the carrying amounts  of assets and  liabilities for financial  reporting  purposes  and  the  amounts  used  for  income  tax
      purposes.     Significant  components  of  the   Company's  deferred  tax
      liabilities and assets are as follows:
                                                           December 31,
                                                    ---------------------------
                                                        1996          1997
                                                    ------------- -------------
          Deferred tax liabilities:
           Tax over book depreciation   . . . . . . $  3,457,713  $  3,537,148
           Costs deferred for books expensed for
            tax   . . . . . . . . . . . . . . . . .      328,433       416,850
                                                    ------------- -------------
           Total deferred tax liabilities   . . . .    3,786,146     3,953,998
                                                    ------------- -------------
          Deferred tax assets:
           Allowance for doubtful accounts  . . . .      209,552       343,352
           Accrued workers' compensation  . . . . .      409,644       356,529
           AMT credit carryforward  . . . . . . . .      172,730        32,924
           Federal and state NOL carryforwards  . .      240,082     1,545,618
           State credit carryforwards   . . .             32,730        52,730
           Costs deferred for tax expensed for
            books   . . . . . . . . . . . . . . . .       61,132        75,513
                                                    ------------- -------------
           Total deferred tax assets  . . . . . . .    1,125,870     2,406,666
                                                    ------------- -------------
          Net deferred tax liabilities  . . . . . .    2,660,276     1,547,332
          Current deferred assets . . . . . . . . .      639,079       720,410
                                                    ------------- -------------
           Net non-current deferred liabilities   . $  3,299,355  $  2,267,742
                                                    ============= =============

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      14.  Income taxes (continued)

          The components of the provision for income taxes are as follows:

                                               Year ended December 31,
                                      ----------------------------------------
                                           1995         1996          1997
                                      ------------- ------------- -------------

          Current . . . . . . . . . . $    212,527  $   (411,886) $   (145,075)
          Deferred  . . . . . . . . .      627,768        75,628    (1,112,944)
                                      ------------- ------------- -------------
                                      $    840,295  $   (336,258) $ (1,258,019)
                                      ============= ============= =============

          As of December 31, 1997, the Company had consolidated regular tax net operating loss carryforwards for federal tax purposes of approximately $3,982,000 available to be carried to future periods. The loss carryforward expires through the year 2012 if not used. The net operating loss carryforward available for alternative minimum tax is $1,900,000. The Company has alternative minimum tax credit carryforwards of approximately $33,000 at December 31, 1997, that are available to reduce future federal regular income taxes. The alternative minimum tax net operating loss and credit carryforwards can be utilized over an indefinite period.

          Factors causing the effective tax rate to differ from the statutory rate are as follows:

                                               Year ended December 31,
                                      ----------------------------------------
                                           1995         1996          1997
                                      ------------- ------------- -------------

          Federal statutory rate  . .        34.0%        (34.0%)       (34.0%)
          State income taxes  . . . .         5.0%         (5.0%)        (3.8%)
          Effective tax rate  . . . . ------------- ------------- -------------
                                             39.0%        (39.0%)       (37.8%)
                                      ============= ============= =============

      15.  Supplemental disclosures of cash flow information

                                               Year ended December 31,
                                      ----------------------------------------
                                           1995         1996          1997
                                      ------------- ------------- -------------
          Cash paid:
           Interest   . . . . . . . . $  1,040,000  $  1,950,000  $  1,640,000
           Income taxes   . . . . . . $    960,000  $      2,000  $      2,000

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      16.  Fair value of financial instruments

          The following estimated fair value amounts have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

          Cash, accounts receivable, and accounts payable. The carrying amount reported in the balance sheet for cash, accounts receivable, and accounts payable approximates their fair value.

          Long-term debt. The fair values of the Company's long-term debt are estimated using discounted cash flow analyses, based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

                             December 31, 1996           December 31, 1997
                        --------------------------- ---------------------------
                           Carrying        Fair       Carrying        Fair
                            Amount        Value        Amount         Value
                        ------------- ------------- ------------- -------------
       Liabilities:
          Notes
           payable  . . $ 20,260,227  $ 20,076,000  $ 21,055,000  $ 20,874,000

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      17.  Earnings (loss) per share

          As required by FASB Statement No. 128, the following table sets forth the computation of basic and diluted earnings per share:

                                               Year ended December 31,
                                      ----------------------------------------
                                           1995         1996          1997
                                      ------------- ------------- -------------
          NUMERATOR:

          Net income (loss) . . . . . $  1,315,503  $   (525,941) $ (2,064,395)
          Adjustment for basic
           earnings per share   . . .            0             0             0
                                      ------------- ------------- -------------
          Numerator for basic
           earnings per share -
           income available to
           common stockholders  . . .    1,315,503      (525,941)   (2,064,395)
          Effect of dilutive
           securities:
          Interest on convertible
           subordinated term note   .            0             0             0
          Less tax effect of
           interest   . . . . . . . .            0             0             0
                                      ------------- ------------- -------------
          Numerator for diluted
           earnings per share -
           income available to
           common stockholders after
           assumed conversions  . . . $  1,315,503  $   (525,941) $ (2,064,395)
                                      ============= ============= =============

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      17.  Earnings (loss) per share (continued)

                                               Year ended December 31,
                                      ----------------------------------------
                                           1995         1996          1997
          DENOMINATOR:                ------------- ------------- -------------

          Denominator for basic
           earnings per share -
           weighted-average shares  .    3,994,334     3,997,842     4,000,000
          Effective of dilutive
           securities:
          Stock options . . . . . . .       54,779             0             0
          Warrants  . . . . . . . . .            0             0             0
          Convertible subordinated               0             0             0
           term note  . . . . . . . . ------------- ------------- -------------
          Dilutive potential common         54,779             0             0
           shares   . . . . . . . . . ------------- ------------- -------------
          Denominator for diluted
           earnings per share -
           adjusted weighted-average
           shares and assumed
           conversions  . . . . . . .    4,049,113     3,997,842     4,000,000
                                      ============= ============= =============
          Basic earnings per
           share  . . . . . . . . . . $       0.33  $      (0.13) $      (0.52)
                                      ============= ============= =============
          Diluted earnings per
            share   . . . . . . . . . $       0.32  $      (0.13) $      (0.52)
                                      ============= ============= =============

          Unexercised options to purchase 92,000 and 160,000 shares of common stock for 1996 and 1997, respectively, and the convertible subordinated debt (Note 12) were not included in the computations of diluted loss per share because the assumed conversion would be antidilutive.

      18.  Fourth quarter 1996 and 1997 adjustments

          During the fourth quarter of 1996, the Company revised its estimate regarding the collectibility of a contract claim, resulting in a pre-tax charge to operations of $205,000. In addition, subsequent to December 31, 1996, the Company agreed to a settlement of another contract claim, resulting in a pre-tax charge to operations of approximately $101,000 during the fourth quarter of 1996.

          During the fourth quarter of 1997, the Company revised its estimate for accrued workers' compensation insurance claims, resulting in a pre-tax reduction to costs of operations of approximately $200,000, and recorded $229,000 of compensation expense associated with the start-up of the Hillsborough County residential solid waste services contract.

                            TRANSCOR WASTE SERVICES, INC.

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      19.  Subsequent event to December 31, 1997

          On May 31, 1998, the Company sold its Jacksonville area waste collection and recycling operations assets and certain assets of the Miami front-end load and rear-load commercial waste and recycling business to Eastern Environmental Services of Florida, Inc., for $11,600,000 in cash, which exceeded the carrying value of the underlying assets.